Exhibit 99.1

NEW YORK — August 6, 2026 — Blackstone Secured Lending Fund (NYSE: BXSL or the “Company”) today reported its second quarter 2026 results. Brad Marshall, Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL reported healthy second - quarter earnings with no new assets placed on non - accrual. During the quarter, new investment activity exceeded $300 million, while repayments increased to over $700 million. Our portfolio, which is primarily composed of first - lien senior secured debt, remains well positioned, underpinned by stable EBITDA growth across our borrowers. We maintained a disciplined approach to deployment, leveraging the advantages of Blackstone’s scale, sourcing capabilities, and asset management expertise for the benefit of our shareholders.” Blackstone Secured Lending Fund issued a full detailed presentation of its second quarter 2026 results, which can be viewed at www.bxsl.com . Dividend Declaration The Company's Board of Trustees has declared a third quarter 2026 dividend of $0.77 per share to shareholders of record as of September 30, 2026, payable on or about October 23, 2026. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1767729&tp_key=6d012692ae Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports Second Quarter 2026 Results

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com . About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of June 30, 2026, BXSL’s fair value of investments was approximately $13.4 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Credit Strategies LLC, an SEC - registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1.3 trillion of assets under management as of June 30, 2026. Forward - Looking Statements and Other Matters Certain information contained in this communication constitutes “forward - looking statements.” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). The forward - looking statements speak only as of the date of this report. Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise. Contacts Fund and Portfolio Inquiries Justin Farshidi Justin.Farshidi@blackstone.com +1 646 482 - 3823 Media Thomas Clements Thomas.Clements@blackstone.com +1 646 - 482 - 6088 Investors Stacy Wang, Head of Stakeholder Relations Blackstoneshareholderrelations@blackstone.com

Blackstone Secured Lending Fund Second Quarter 2026 Results AUGUST 6, 2026 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10 - Q for the period ended June 30, 2026. Numbers are approximate and may not add up due to rounding.

4 96.8% 12.1% 11.4% First lien, senior secured debt (1) 2Q'26 dividend yield based on NAV (3) 2Q'26 annualized NII return (2) 51.9% Average loan - to - value (5)(6) $0.77 2Q'26 dividend declared $0.75 2Q'26 NII per share 1.8% Non - accrual debt investments (7) 97% 2Q'26 dividend coverage (4) 93.2% Income excluding PIK, fees, and dividends HIGHLIGHTS ▪ BXSL continues to be designed to provide steady earnings while mitigating risk across different market environments with a 96.3% (1) floating rate debt portfolio focused on senior secured debt investments ▪ Portfolio has remained well positioned with healthy underlying credit fundamentals and 1.8% of investments on non - accrual (at fair market value) (7) Note : All figures in this presentation are as of June 30 , 2026 , unless otherwise stated . Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change . Past performance does not predict future returns and there can be no assurance that BXSL will achieve the same results in future quarters . There can be no assurances that any of the trends described throughout the materials will continue or will not reverse . (1) Based on the fair market value of the portfolio as of June 30, 2026. Debt investments, excluding non - accrual debt investments, are 99.3% floating rate. Total debt investments represent 98.8% of total investments based on the fair market value of the portfolio as of June 30, 2026. (2) Annualized net investment income (“NII”) return is calculated as the 2Q'26 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 2Q'26 Dividend yield is calculated as the 2Q'26 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2026 ($25.53). (4) 2Q'26 Dividend coverage is calculated as 2Q'26 net investment income per share ($0.75) divided by 2Q'26 regular dividend per share ($0.77). (5) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent 99 % of the total debt portfolio based on fair value . (7) Based on non - accrual debt investments as a percentage the fair market value of total investments. Based on amortized cost, investments on non - accrual represent 3.6% of total investments. Capital Protection Senior secured positions further insulated by strong sponsor relationships Earnings Highlights BXSL’s asset - liability structure is efficient Quarterly Dividend Consistent regular dividend supported by solid earnings power

5 Portfolio and Investment Activity ▪ Weighted average yield on performing debt investments at fair value of 9.4% at quarter - end, compared to 9.3% at prior quarter - end (3) ▪ New investment commitments in the quarter of $0.2 billion at par, $0.3 billion funded ▪ Proceeds from sales and repayments of $0.8 billion in the quarter Earnings Summary ▪ Net investment income of $174 million, or $0.75 per share in the quarter, compared to $0.77 per share in the prior quarter and $0.77 per share in 2Q 2025 ▪ Net income of $9 million, or $0.04 per share in the quarter, compared to $0.11 per share in the prior quarter and $0.68 per share in 2Q 2025 ▪ Regular dividend of $0.77 per share, representing a dividend yield of 12.1% (1) ▪ Net asset value of approximately $5.9 billion, or $25.53 per share at quarter - end ▪ Total return of 10.6% annualized inception to date and 0.4% for the quarter (2) (1) 2Q'26 dividend yield is calculated as the 2Q'26 dividend ($0.77) annualized and divided by the ending NAV per share on June 30, 2026 ($25.53). (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. (4) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of June 30, 2026, $2.8 billion of capacity is undrawn and $2.6 billion is available to borrow. (5) Average debt - to - equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Ending debt - to - equity ratio represents the ratio of total principal of outstanding debt to net assets. Debt - to - equity, net of cash, has been calculated as the principal of outstanding debt less unrestricted cash to net assets. (6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter . Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4 . 95 % during the quarter . SECOND QUARTER RESULTS Liquidity Update ▪ $2.8 billion of liquidity in unrestricted cash and undrawn debt (subject to borrowing base capacity) (4) ▪ 1.28x debt - to - equity (net of cash 1.25x) at quarter - end and average debt - to - equity of 1.30x (5) ▪ 26% fixed rate, unsecured debt with a weighted average coupon of 2.58% (6) ▪ Total all - in cost of debt of 5.05% (7) in 2Q 2026 and a weighted average maturity on debt facilities of approximately 3.3 years

SECOND QUARTER 2026 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	2Q'25	2Q'26	2Q'25 LTM	2Q'26 LTM
Operating results				
Net investment income	$ 176	$ 174	$ 733	$ 728
Net income	155	9	619	293
Net investment income per share	0.77	0.75	3.35	3.14
Net income per share	0.68	0.04	2.84	1.27
Regular dividends per share	0.77	0.77	3.08	3.08
Annualized net investment income return[1]	11.2%	11.4%	12.3%	11.5%
Total return based on NAV[2]	2.3%	0.4%	11.3%	5.5%
Portfolio activity				
New investment commitments, at par	$ 631	$ 154	$ 3,734	$ 2,654
New investment fundings	530	312	3,553	2,686
Investments sold and repaid	(185)	(754)	(1,675)	(2,270)

	6/30/2025	6/30/2026
Balance sheet		
Investments at fair value	$ 13,253	$ 13,364
Total debt outstanding, carrying value[3]	7,091	7,536
Total debt outstanding, principal	7,108	7,614
Net asset value	6,288	5,939
Net asset value per share	27.33	25.53
Ending debt-to-equity[3]	1.13x	1.28x
Average debt-to-equity[3]	1.13x	1.30x
% First lien	98.2%	96.8%
Weighted average yield on performing debt and income producing investments, at fair value[4]	10.2%	9.4%
Number of portfolio companies	295	313

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average debt-to-equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Ending debt-to-equity ratio represents the ratio of total principal of outstanding debt to net assets.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

First Lien Debt 96.8% Second Lien Debt 1.9% 0.1% Equity 1.2% Portfolio Predominantly First Lien Debt (1) Unsecured Debt 46.9% 51.9% 2Q'25 2Q'26 Loan - to - Value (2) $219 $221 2Q'25 2Q'26 LTM EBITDA (6) $848 $866 2Q'25 2Q'26 Revenue (5) PORTFOLIO CHARACTERISTICS $13.4B investments at fair value 313 portfolio companies 1.8% non - accrual debt investments (4) 96.3% of investments are floating rate debt (1) 96.8% of investments are first lien, senior secured debt (1) 51.9% average loan - to - value (LTV) (2)(3) (1) Based on the fair market value of the portfolio as of June 30 , 2026 . Debt investments, excluding non - accrual debt investments, are 99 . 3 % floating rate and debt investments represent 98 . 8 % of total investments based on the fair market value of the portfolio as of June 30 , 2026 . (2) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent 99 % of the total debt portfolio based on fair value . (4) Based on non - accrual debt investments as a percentage the fair market value of total investments . Based on amortized cost, investments on non - accrual represent 3 . 6 % of total investments . (5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL . (6) EBITDA is a non - GAAP financial measure . For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months (“LTM”) . Portfolio Company Weighted Average Statistics (3) ($ in millions, unless otherwise noted) 7

8 PORTFOLIO CONSTRUCTION ▪ Broad industry representation with largest exposures in software, health care providers & services, professional services and insurance ▪ Diversified portfolio across issuers with no single issuer accounting for more than 3% of the portfolio Top Ten Portfolio Companies (1)(2) (as of June 30, 2026) Top Ten Industries (1)(3) (as of June 30, 2026) (1) Based on the fair market value of the portfolio. (2) 313 portfolio companies. (3) 39 individual industries. 19% 10% 10% 10% 8% 5% 5% 4% 3% 3% Software Health Care Providers & Services Professional Services Insurance Commercial Services & Supplies IT Services Health Care Technology Diversified Consumer Services Air Freight & Logistics Aerospace & Defense Remainder of Portfolio, 80% (303 portfolio companies) Snoopy Bidco, 3% JSS, 3% Guidehouse, 2% Auctane (fka Stamps.com), 2% Cambium, 2% Corfin, 2% Bazaarvoice, 2% Navigator, 2% IRI Group/NPD/Circana, 1% Medallia, 1%

$0.70 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $1.06 $0.95 $0.96 $0.87 $0.89 $0.91 $0.84 $0.83 $0.77 $0.82 $0.80 $0.77 $0.75 2Q'23 3Q'23 4Q'23 1Q'24 4Q'24 1Q'25 2Q'25 Net Investment Income 3Q'25 4Q'25 1Q'26 2Q'26 2Q'24 3Q'24 Regular Dividend DIVIDEND COVERAGE HISTORY ▪ Regular dividend of $0.77 per share, representing an annualized dividend yield of 12.1% (1) Historical Quarterly Dividends Per Share ($) (3) Note: Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. (1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share. (2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter. (3) Reflects historical dividends for last three years. 12.1% 11.7% 11.4% 11.3% 11.3% 11.2% 11.2% 11.3% 11.3% 11.5% 11.6% 11.6% 10.6% Regular Dividend Yield (1) 97% 100% 104% 106% 100% 108% 109% 118% 116% 113% 125% 123% 151% Regular Dividend Coverage (2) 9

SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	2Q'25	2Q'26	2Q'25 LTM	2Q'26 LTM
Investment Income				
Interest Income	$ 321	$ 299	$ 1,311	$ 1,256
Payment-in-kind interest income	22	21	83	102
Dividend income	0	-	0	1
Other Income	1	1	4	3
Total investment income	$ 345	$ 320	$ 1,398	$ 1,362
Operating Expenses				
Interest expense	$ 92	$ 101	$ 366	$ 398
Management fees	35	35	131	143
Income based incentive fees	35	2	146	62
Capital gains based incentive fees	-	-	(6)	-
Other operating expenses	4	4	13	16
Total expenses before tax expense	$ 165	$ 142	$ 649	$ 618
Net investment income before tax expense	$ 180	$ 178	$ 749	$ 745
Excise and other tax expense	4	4	16	17
Net investment income after tax expense	$ 176	$ 174	$ 733	$ 728
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	(10)	(28)	(13)	(45)
Net change in unrealized appreciation (depreciation)	(11)	(137)	(102)	(390)
Net realized and unrealized gains (losses)	(21)	(164)	(114)	(435)
Net increase (decrease) in net assets resulting from operations	$ 155	$ 9	$ 619	$ 293
Per Share Data[(1)]				
Net investment income (basic and diluted)	$ 0.77	$ 0.75	$ 3.35	$ 3.14
Earnings (loss) per share (basic and diluted)	0.68	0.04	2.84	1.27
Dividends declared per share (regular)	0.77	0.77	3.08	3.08
Weighted average shares outstanding (basic and diluted)	228,192,335	232,557,932	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

10

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 6/30/2026 3/31/2026 6/30/2025 Assets 13,364 $ 13,942 $ 13,253 $ Investments at fair value 267 351 274 Cash and cash equivalents 108 98 105 Interest receivable 2 2 11 Receivable from broker 20 19 20 Deferred financing costs 25 2 23 Receivable for investments - - 5 Receivable for shares sold 2 23 20 Derivative assets at fair value 13,789 $ 14,437 $ 13,711 $ Total Assets Liabilities & Net Assets 7,536 $ 8,034 $ 7,091 $ Debt (net of unamortized debt issuance costs) 10 11 2 Payable for investments 5 5 6 Due to affiliates 35 36 35 Management fees payable 2 2 35 Income based incentive fee payable - - - Capital gains based incentive fee payable 63 61 65 Interest payable 179 179 177 Distribution payable 6 0 0 Derivative liabilities at fair value 14 8 12 Accrued expenses and other liabilities 7,850 $ 8,337 $ 7,423 $ Total Liabilities 5,939 $ 6,100 $ 6,288 $ Total Net Assets 13,789 $ 14,437 $ 13,711 $ Total Liabilities and Net Assets 25.53 $ 26.26 $ 27.33 $ Net Asset Value per share 11

12 $631 $1,289 $907 $303 $154 $530 $1,007 $1,042 $325 $312 2Q'25 1Q'26 2Q'26 3Q'25 4Q'25 Investment commitments Investment fundings INVESTMENT ACTIVITY ▪ Net funded investment activity of $(0.4) billion in the quarter: – New investment commitments of $0.2 billion at par and investment fundings of $0.3 billion – Proceeds from sales and repayments of $0.8 billion Originations and Fundings ($ in millions) Investment Activity Summary ($ in millions, unless otherwise noted) (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 2Q'26 Investment commitments, at par 154 $ Investment fundings 312 Investments sold (40) Investments repaid (714) Net funded investment activity $ (442) Average new investment commitment $ 39 Number of new portfolio companies 5 Portfolio companies exited 8 Weighted average yield of new investments (1) 9.2% Weighted average yield on investments fully sold or paid down (1) 9.3%

$5,939 $1,327 $458 $679 $5,150 $2,628 $267 Total Debt: $7,614 Asset Based Facilities (SOFR + 1.65% - 1.90%) CLO Debt (SOFR + 1.51% - 1.78%) Secured Revolver (SOFR + 1.525 - 1.775% (4) ) Equity Unsecured Notes ( $ 2 . 0 billion fixed rate notes with weighted average coupon of 2 . 58% ; $ 3 . 2 billion swapped to weighted average of SOFR + 1 . 67% (1) ) Undrawn Borrowing Capacity (subject to borrowing base availability) (3) Cash and cash equivalents (including restricted cash of $76 million) (1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (2) BXSL has an investment grade credit rating of Baa 2 / negative outlook from Moody’s, issued on June 1 , 2026 , an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 9 , 2026 , and an investment grade credit rating of BBB - / stable from S&P, issued on June 1 , 2026 . The underlying loans in BXSL are not rated . Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities . Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company . Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice . (3) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of June 30 , 2026 , $ 2 . 8 billion of capacity is undrawn and $ 2 . 6 billion is available to borrow . (4) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (5) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4.95% during the quarter. FUNDING PROFILE ▪ Well - structured, diversified, efficient capital structure with significant available liquidity ▪ BXSL maintains investment grade corporate credit ratings of Baa2/negative from Moody’s, BBB - /stable from S&P, and BBB/stable from Fitch (2) 80% of assets funded by unsecured debt and equity $2.8B of available liquidity provides material capacity (3) $10.4B of total committed debt 5.05% Total all - in cost of debt (5) 3.3 years weighted average maturity Funding Profile ($ in millions) 13

Supplemental Details

SECOND QUARTER 2026 NET ASSET VALUE BRIDGE - QTD (1) The per share data was derived by using the weighted average shares outstanding during the period. 15 (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date.

SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

		2Q'25		3Q'25		4Q'25		1Q'26		2Q'26
Investment Income										
Interest Income	$	321	$	328	$	327	$	302	$	299
Payment-in-kind interest income		22		30		30		22		21
Dividend income		0		1		0		0		-
Other Income		1		0		0		2		1
Total investment income	$	345	$	359	$	358	$	325	$	320
Operating Expenses										
Interest expense	$	92	$	95	$	102	$	100	$	101
Management fees		35		35		36		36		35
Income based incentive fees		35		31		26		2		2
Capital gains based incentive fees		-		-		-		-		-
Other operating expenses		4		4		4		4		4
Total expenses before tax expense		165		165		168		142		142
Net investment income before tax expense	$	180	$	194	$	190	$	183	$	178
Excise and other tax expense		4		4		4		4		4
Net investment income after tax expense	$	176	$	189	$	186	$	179	$	174
Net Realized and Unrealized Gains (Losses)										
Net realized gain (loss)		(10)		(21)		3		1		(28)
Net change in unrealized appreciation (depreciation)		(11)		(36)		(62)		(155)		(137)
Net realized and unrealized gains (losses)		(21)		(57)		(60)		(154)		(164)
Net increase (decrease) in net assets resulting from operations	$	155	$	132	$	126	$	25	$	9
Per Share Data[1]										
Net investment income (basic and diluted)	$	0.77	$	0.82	$	0.80	$	0.77	$	0.75
Earnings (loss) per share (basic and diluted)		0.68		0.57		0.55		0.11		0.04
Dividends declared per share (regular)		0.77		0.77		0.77		0.77		0.77
Weighted average shares outstanding (basic and diluted)		228,192,335		230,462,792		231,349,087		232,203,849		232,557,932

(1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

16

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	2Q'25	3Q'25	4Q'25	1Q'26	2Q'26
Operating results					
Net investment income	$ 176	$ 189	$ 186	$ 179	$ 174
Net income	155	132	126	25	9
Net investment income per share	0.77	0.82	0.80	0.77	0.75
Net income per share	0.68	0.57	0.55	0.11	0.04
Regular dividends per share	0.77	0.77	0.77	0.77	0.77
Annualized net investment income return[(1)]	11.2%	12.0%	11.8%	11.4%	11.4%
Quarterly total return based on NAV[(2)]	2.3%	2.2%	2.1%	0.7%	0.4%
Portfolio activity					
New investment commitments, at par	$ 631	$ 1,289	$ 907	$ 303	$ 154
New investment fundings	530	1,007	1,042	325	312
Investments sold and repaid	(185)	(437)	(629)	(451)	(754)

	6/30/2025	9/30/2025	12/31/2025	3/31/2026	6/30/2026
Balance sheet					
Investments at fair value	$ 13,253	$ 13,810	$ 14,207	$ 13,942	$ 13,364
Total debt outstanding, carrying value[(3)]	7,091	7,657	8,080	8,034	7,536
Total debt outstanding, principal	7,108	7,669	8,101	8,076	7,614
Net asset value	6,288	6,270	6,245	6,100	5,939
Net asset value per share	27.33	27.15	26.92	26.26	25.53
Ending debt-to-equity[(3)]	1.13x	1.22x	1.30x	1.32x	1.28x
Average debt-to-equity[(3)]	1.13x	1.15x	1.27x	1.31x	1.30x
% First lien	98.2%	97.5%	97.6%	97.6%	96.8%
Weighted average yield on performing debt and income producing investments, at fair value[(4)]	10.2%	10.0%	9.6%	9.3%	9.4%
Number of portfolio companies	295	311	316	316	313

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

17

FUNDING SOURCES SUMMARY ▪ $2.8B of liquidity in unrestricted cash and undrawn debt (subject to borrowing base availability) as of June 30, 2026 (1) ($ in millions) (1) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of June 30 , 2026 , $ 2 . 8 billion of capacity is undrawn and $ 2 . 6 billion is available to borrow . (2) The period during which Jackson Hole Funding may make borrowings under the Jackson Hole Funding Facility expired on May 2 , 2026 and the Jackson Hole Funding Facility is scheduled to mature on May 17 , 2027 . (3) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (4) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% (+ 10 bps CSA) . As of June 30 , 2026 , the Company had non - USD borrowings denominated in the following currencies : Canadian Dollars 38 . 4 million, Euros 390 . 5 million, British Pounds 293 . 5 million, Australian Dollar 45 . 0 million . (5) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the related Notes in qualifying hedge accounting relationships . (6) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship . $ 400 million and $ 300 million of the April 2028 Notes were swapped at SOFR + 1 . 65 % and SOFR + 1 . 39% , respectively . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and 18 amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4.95% during the quarter. Counterparty and Initial Date Entered Interest Rate Maturity Date Principal Committed Total Outstanding (Par) $0 $0 5/17/2027 SOFR + 1.95% JPM – 11/16/18 Jackson Hole Funding (2) $281 $1,175 6/18/2029 SOFR + 1.90% BNP – 12/21/18 Breckenridge Funding $357 $800 11/21/2029 SOFR + 1.85% BOA – 12/10/19 Big Sky Funding $41 $400 12/27/2028 SOFR + 1.65% 12/27/2024 BXSL 2025 - 1 Facility $1,327 $2,429 8/5/2030 SOFR + 1.525% - 1.775% (4) Citi – 6/15/20 Revolving Credit Facility (3) (Syndicated) $700 $700 9/16/2026 2.750% 3/16/2021 New 2026 Notes $650 $650 2/15/2027 2.125% 7/23/2021 2027 Notes $650 $650 9/30/2028 2.850% 9/30/2021 2028 Notes $400 $400 11/15/2027 5.875% (swapped to SOFR + 1.38%) (5) 5/20/2024 November 2027 Notes $700 $700 4/13/2028 5.350% (swapped to a weighted average of SOFR + 1.54%) (6) 10/15/24 & 12/16/24 April 2028 Notes $500 $500 6/30/2030 5.300% (swapped to SOFR + 1.46%) (5) 3/4/2025 June 2030 Notes $500 $500 1/31/2031 5.125% (swapped to SOFR + 1.66%) (5) 10/14/2025 January 2031 Notes $400 $400 9/4/2029 5.25% (swapped to SOFR + 1.93%) (5) 3/3/2026 September 2029 Notes $650 $650 5/21/2031 5.90% (swapped to SOFR + 2.00%) (5) 5/21/2026 May 2031 Notes $458 $458 10/20/2036 SOFR + 1.51% - 1.78% 11/21/2024 2024 - 1 CLO Debt Securitization $7,614 $10,411 5.05% (7) Total

Important Disclosure Information

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward - looking statements . ” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof . These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments . Such forward - looking statements are subject to various risks and uncertainties . Accordingly, there are or will be important factors that could cause actual outcomes or results t o differ materially from those indicated in such statements . BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www . sec . gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings) . Except as otherwise required by federal securities laws, BXSL undertakes no obligation t o publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise . 20